Exhibit 99.5
                                                                    ------------

                           FREESCHOLARSHIPS.COM, INC.

                      1999 Stock Option and Incentive Plan
                      ------------------------------------

1.     Purpose  and  Eligibility
       -------------------------

     The  purpose  of  this 1999 Stock Option and Incentive Plan (the "Plan") of
                                                                       ----
FreeScholarships.com, Inc. (the "Company") is to provide stock options and other
                                 -------
equity  interests  in  the  Company  (each  an  "Award") to employees, officers,
                                                 -----
directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional
                                                      -----------
definitions  are  contained  in  Section  8.

2.     Administration
       --------------

     a.     Administration by Board of Directors.  The Plan will be administered
            ------------------------------------
by  the Board of Directors of the Company (the "Board").  The Board, in its sole
                                                -----
discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b.     Appointment  of  Committees.  To  the extent permitted by applicable
            ---------------------------
law,  the  Board  may delegate any or all of its powers under the Plan to one or more  committees  or subcommittees of the Board (a "Committee").  All references
                                                    ---------
in  the  Plan  to  the  "Board"  shall  mean  such  Committee  or  the  Board.
                         -----

     c.     Delegation  to  Executive  Officers.  To  the  extent  permitted  by
            -----------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.     Stock  Available  for  Awards
       -----------------------------

     a.     Number  of  Shares.  Subject  to  adjustment under Section 3(c), the
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aggregate  number  of shares of Common Stock of the Company (the "Common Stock")
                                                                  ------------
that may be issued pursuant to the Plan is 1,909,090 shares. If any Award, or shares of Common Stock issued pursuant to an Award, expires, or is terminated, repurchased, surrendered, forfeited or settled in cash (other than repurchases or cash settlements purported to be made at fair market value), in whole or in part, the Common Stock issued or issuable pursuant to such Award as to which such event has occurred shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

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     b.     Per-Participant Limit.  Subject to adjustment under Section 3(c), no
            ---------------------
Participant may be granted Awards during any one fiscal year to purchase more than 1,527,272 shares of Common Stock.

     c.     Adjustment  to Common Stock.  In the event of any stock split, stock
            ---------------------------
dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.     Stock  Options
       --------------

     a.     General.  The  Board  may  grant  options  to  purchase Common Stock
            -------
(each,  an  "Option")  and  determine the number of shares of Common Stock to be
             ------
covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b.     Incentive  Stock Options.  An Option that the Board intends to be an
            ------------------------
"incentive  stock  option"  as defined in Section 422 of the Code (an "Incentive
                                                                       ---------
Stock  Option")  shall  be granted only to employees of the Company and shall be
-------------
subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option".
                                                     -------------------------

     c.     Exercise  Price.  The  Board  shall establish the exercise price (or
            ---------------
determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d.     Duration of Options.  Each Option shall be exercisable at such times
            -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e.     Exercise  of  Option.  Options  may be exercised only by delivery to
            --------------------
the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

     f.     Payment  Upon Exercise.  Common Stock purchased upon the exercise of
            ----------------------
an Option shall be paid for by one or any combination of the following forms of payment:

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          (i)     in  cash,  by  check  payable  to  the  order  of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.     Restricted  Stock
       -----------------

     a.     Grants.  The  Board may grant Awards entitling recipients to acquire
            ------
shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").
 ------------------------

     b.     Terms  and  Conditions.  The  Board  shall  determine  the terms and
            ----------------------
conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an
                             -----------------------
effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.     Other  Stock-Based  Awards
       --------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

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7.     General  Provisions  Applicable  to  Awards
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     a.     Transferability  of  Awards.  Except  as  the  Board  may  otherwise
            ---------------------------
determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b.     Documentation.  Each  Award  under  the Plan shall be evidenced by a
            -------------
written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

     c.     Board  Discretion.  The  terms  of  each  type  of Award need not be
            -----------------
identical,  and  the  Board  need  not  treat  Participants  uniformly.

     d.     Termination  of  Status.  The Board shall determine the effect on an
            -----------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e.     Acquisition  of  the  Company
            -----------------------------

          (i)     Consequences  of  an  Acquisition.
                  ---------------------------------

                  (A)     Acquisition  Intended  to  be  Accounted  for  as  a
                          ----------------------------------------------------
                          Pooling-of- Interests.
                          ----------------------

     With respect to an Acquisition intended to be accounted for as a pooling-of-interests: (x) one-half of all outstanding Options held by an officer of the Company shall become exercisable in full immediately prior to the consummation of the Acquisition; if the shares of Common Stock subject to such Options are subject to repurchase provisions, then such repurchase restrictions shall lapse upon the consummation of the Acquisition; and all outstanding Options shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (y) all Restricted Stock Awards then outstanding shall become immediately free of all repurchase provisions upon the consummation of the Acquisition; and (z) all other stock-based Awards shall become immediately exercisable, realizable or vested in full, or shall be immediately free of all repurchase provisions, as the case may be, upon the consummation of the Acquisition.

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               (B)     Acquisition  Intended  to  be  Accounted  for  under  the
                       ---------------------------------------------------------
Purchase Method. Unless otherwise expressly provided in the applicable Option or
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Award,  upon the occurrence of an Acquisition intended to be accounted for under the purchase method, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(B), also the "Board"), shall,
                                                                 -----
as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or terminate one or more Options in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

               (C)     Acquisition  Defined.  An  "Acquisition"  shall mean: (x)
                       --------------------        -----------
any merger, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event provided that any event that reduces the ownership of MathSoft, Inc. to less than 50% of the outstanding capital stock of the Company shall not be deemed to be an Acquisition for the purposes of this Section 7; or (y) any sale of all or substantially all of the assets of the Company (other than in a spin-off or similar transaction).

          (ii)     Assumption  of  Options  Upon  Certain Events.  In connection
                   ---------------------------------------------
with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (iii)     Pooling-of Interests-Accounting.  If the Company proposes to
                    -------------------------------
engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public

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accountants  to  cause  such  Acquisition  to  fail  to  be  accounted  for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

          (iv)     Parachute  Awards.  Notwithstanding the provisions of Section
                   -----------------
7(e)(i),  if,  in  connection with an Acquisition described therein, a tax under
Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the
Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute
                                                                       ---------
Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

     f.     Withholding.  Each  Participant  shall  pay  to the Company, or make
            -----------
provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     g.     Amendment  of  Awards.  The Board may amend, modify or terminate any
            ---------------------
outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     h.     Conditions  on Delivery of Stock.  The Company will not be obligated
            --------------------------------
to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

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     i.     Acceleration.  The  Board  may  at any time provide that any Options
            ------------
shall  become  immediately  exercisable  in full or in part, that any Restricted
Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.     Miscellaneous
       -------------

     a.  Definitions.
         -----------

          (i)     "Company,"  for  purposes of eligibility under the Plan, shall
                   --------
include any present or future subsidiary corporations of FreeScholarships.com, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"). For purposes
                                                     ----------
of  Awards  other than Incentive Stock Options, the term "Company" shall include
                                                          -------
any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

          (ii)     "Code"  means  the Internal Revenue Code of 1986, as amended,
                    ----
and  any  regulations  promulgated  thereunder.

          (iii)     "employee"  for purposes of eligibility under the Plan shall
                     --------
include a person to whom an offer of employment has been extended by the Company.

     b.     No  Right  To  Employment or Other Status.  No person shall have any
            -----------------------------------------
claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c.     No  Rights  As  Stockholder.  Subject  to  the  provisions  of  the
            ---------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d.     Effective Date and Term of Plan.  The Plan shall become effective on
            -------------------------------
the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e.     Amendment  of  Plan.  The  Board may amend, suspend or terminate the
            -------------------
Plan  or  any  portion  thereof  at  any  time.

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
     f.     Governing  Law.  The  provisions  of  the  Plan  and all Awards made
            --------------
hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

                                      Adopted  by  the  Board  of  Directors  on
                                      June  1,  1999

                                      Approved  by  the  stockholders  on
                                      June  11,  1999

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